                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 13, 2002
                                                          ---------------


                                    RPM, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                     1-14187                      34-6550857
------------------            ---------                    ------------
(State or other               (Commission                (I.R.S. Employer
 jurisdiction of               File Number)               Identification No.)
 incorporation)


      2628 Pearl Road, P.O. Box 777, Medina, Ohio             44258
--------------------------------------------------------------------------------
      (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:        (330) 273-5090
                                                     ---------------------------

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

    (a)    Not applicable
    (b)    Not applicable
    (c)    Exhibits

      Number   Description
      ------   -----------
      99.1     News Release, dated March 13, 2002.


Item 9.    Regulation FD Disclosure.
           -------------------------

           In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. RPM, Inc. disclaims any intention or obligation to update or revise this information. Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated March 13, 2002, announcing its third quarter earnings.

                                    SIGNATURE
                                    ---------



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        RPM, INC.


Date:  March 13, 2002                   By:  /s/  P. Kelly Tompkins
                                             -----------------------------------
                                             P. Kelly Tompkins
                                             Vice President, General Counsel
                                             and Secretary

                                  EXHIBIT INDEX
                                  -------------



Exhibit         Description of Exhibit
-------         ----------------------

99.1            News Release, dated March 13, 2002.